Accounts payable	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Accounts payable
17.	Accounts payables
Accounts payables consist of the following:

	As of
	December 31, 2023	December 31, 2022
	(Euros in thousands)
Accounts payables	7,666	4,025
Accrued liabilities	17,540	9,031

Total	25,206	13,056

Accounts payables are
non-interest-bearing
and are due within one year. The carrying amounts of accounts payables represent fair values due to their short-term nature. The increase is mainly driven by the increase in business activities and include accounts payables for property, plant and equipment.